STOCKHOLDER GUARANTY

This Stockholder Guaranty is made as of this 29th day of September, 2017 (this “Guaranty”), by Kevin J. Sylla (“Guarantor”) in favor of Elliot G. Freier, as trustee of the Elliot G. Freier Revocable Trust U/A 9/6/06 (“Beneficiary”).

RECITALS

A. Guarantor is the Executive Chairman and owns or controls directly or indirectly a substantial amount of issued and outstanding (and rights to acquire) shares of common stock of Foothills Exploration, Inc., a Delaware corporation (the “Company”).

B. The Company has requested that Beneficiary make term loans to the Company in the aggregate principal amount of $250,000 (the “Loan”).

C. Guarantor is entering into this Guaranty to induce Beneficiary to make the Loan to the Company.

D. Guarantor acknowledges and agrees that he has derived and will derive substantial direct and indirect economic benefits from the Loan being made by Beneficiary to the Company. Guarantor further acknowledges that the Beneficiary would not have agreed to make the Loan but for the delivery of this Guaranty to Beneficiary.

AGREEMENT

SECTION 1. Guaranty.

Guarantor absolutely, irrevocably and unconditionally guaranties the full and prompt payment, performance and satisfaction of any and all Guarantied Obligations (as defined below) owing from time to time. Guarantor agrees that upon written demand by Beneficiary, Guarantor will forthwith pay, perform or satisfy any Guarantied Obligation not theretofore satisfied by the Company in accordance with Beneficiary’s instructions. All payments under this Guaranty shall be made free and clear of any and all deductions, withholdings and setoffs, including withholding on account of taxes. All Guarantied Obligations shall be conclusively presumed to have been created in reliance of this Guaranty.

In addition, Guarantor hereby agrees to pay any and all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ and other professional fees and expenses) incurred by Beneficiary in connection with (i) the collection of all sums guaranteed hereunder and (ii) the exercise or enforcement of any rights, powers or remedies of Beneficiary under this Guaranty or applicable law.

The term “Guarantied Obligations” shall mean all of the following: any and all present and future principal, interest, loans (including, without limitation, the Loan), indebtedness, liabilities and obligations (whether monetary or non-monetary) of the Company arising under, relating to or owing under that certain Promissory Note dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Note”) in the aggregate principal amount of $250,000, of whatever nature, character or description, and any and all agreements, instruments or other documents heretofore or hereafter executed or delivered in connection with any of the foregoing, in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, amended, renewed, extended, exchanged, restated, refinanced, refunded or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether for principal, interest, premiums, fees, costs, expenses (including, without limitation, attorneys’ fees) or other amounts incurred for administration, collection, enforcement or otherwise, whether or not arising after the commencement of any proceeding under bankruptcy or insolvency laws (including, without limitation, post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by any statute of limitations or such Indebtedness, claim, liability or obligation may otherwise be unenforceable.

SECTION 2. Guaranty Continuing and Irrevocable.

Until the final payment in full in cash of the Guarantied Obligations, Guarantor’s liability under this Guaranty shall be continuing and irrevocable, irrespective of:

(i) any lack of validity or enforceability of the Note or any of the Guarantied Obligations (or any other agreement or instrument relating thereto);

(ii) any release, amendment, modification or waiver of, or consent to departure from, any of the Guarantied Obligations, including without limitation extensions (including extensions beyond and after the original term) of payment or performance dates; or

(iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Guarantied Obligations or Guarantor in respect of this Guaranty.

SECTION 3. Continued Effectiveness; Reinstatement.

Notwithstanding any termination of this Guaranty, if at any time any payment or performance of any of the Guarantied Obligations (from any source) is rescinded, repaid or must otherwise be returned by Beneficiary (x) due to or upon the insolvency, bankruptcy or reorganization of the Company or Guarantor or (y) for any other circumstance, this Guaranty shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

SECTION 4. Subrogation.

Until the final payment and performance in full in cash of the Guarantied Obligations, Guarantor hereby irrevocably waives any claim or other rights which it may now have or hereafter acquire against the Company that arises from the existence or performance of Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any collateral which Beneficiary now has or hereafter acquires. Any agreement between Guarantor and the Company which is in any respect contrary to the foregoing shall be null and void and of no force or effect.

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SECTION 5. Guaranty Independent; Waivers.

(a) Guarantor agrees that (i) the obligations of Guarantor hereunder are independent of and in addition to the undertakings of the Company pursuant to the Note, (ii) a separate action may be brought to enforce the provisions hereof whether the Company is a party in any such action or not, (iii) Beneficiary may at any time, or from time to time, and without impairing the liability of Guarantor for the Guarantied Obligations: (A) extend or change the time of payment and/or performance and/or the manner, place or terms of payment and/or performance of all or any of the Guarantied Obligations; (B) settle or compromise with the Company, and/or any other person liable thereon, any and all of the Guarantied Obligations, and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to Beneficiary and/or any other person or corporation; and (C) release any person liable in respect of the Guarantied Obligations or terminate any security interest or credit securing, or credit support for, the Guarantied Obligations; and (iv) Beneficiary shall be under no obligation to marshal any assets or sources of payment in favor of Guarantor or in payment of any or all of the Guarantied Obligations.

(b) GUARANTOR HEREBY IRREVOCABLY WAIVES (i) presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the Guarantied Obligations and this Guaranty, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or making any claim or demand hereunder upon Guarantor, (ii) any right to require Beneficiary to (A) proceed against the Company or any other person, (B) proceed against or exhaust any security held from the Company or any other person, or (C) pursue any remedy in Beneficiary’s power whatsoever, in any case; (iii) any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company other than full and indefeasible payment, performance and satisfaction of the Guarantied Obligations; (iv) all rights and defenses arising out of an election of remedies by Beneficiary; (v) to the fullest extent permitted by law, all rights and benefits otherwise accorded a surety under law (including without limitation the California Civil Code and the California Code of Civil Procedure).

(c) In addition, Guarantor irrevocably waives all defenses that at any time may be available to Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect, and ALL RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO GUARANTOR BY REASON OF SECTIONS 2787 TO 2855, INCLUSIVE, AND SECTION 3433 OF THE CALIFORNIA CIVIL CODE, AND ANY SIMILAR LAWS OF ANY OTHER STATE OR JURISDICTION.

SECTION 6. Representations and Warranties.

Guarantor hereby represents and warrants that (a) Guarantor has the full legal right to enter into this Guaranty and this Guaranty, when delivered to Beneficiary, will constitute a legal, valid and binding obligation against Guarantor, enforceable against Guarantor in accordance with its term, (b) this Guaranty does not conflict with any of Guarantor’s other contractual or other obligations and (c) Guarantor has received and reviewed the Note and is familiar with the terms thereof and consents thereto.

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SECTION 7. No Implied Waiver; Remedies Cumulative.

No failure on the part of Beneficiary to exercise and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall Beneficiary be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8. Successors and Assigns; Transferability.

This Guaranty is a continuing guaranty and shall be binding upon Guarantor, and inure to the benefit of and be enforceable by Beneficiary and its successors, transferees and assigns. Without limiting the generality of the foregoing, Beneficiary may assign or otherwise transfer the Note to any other entity or third party, and such other entity or third party shall thereupon become vested with all the rights in respect thereof granted to Beneficiary herein or otherwise. However, this Guaranty may not be assigned, revoked or amended by Guarantor without Beneficiary’s prior written consent, and this Guaranty shall be unaffected by any substitution of obligors herein or of the Company under the Note.

SECTION 9. No Duty.

Guarantor assumes the responsibility for keeping informed of the financial condition of the Company and of all other circumstances bearing upon the risk of nonpayment or nonperformance of the Guarantied Obligations, and agrees that Beneficiary shall have no duty to advise Guarantor of any information known to Beneficiary regarding any such financial condition or circumstances.

SECTION 10. Bankruptcy of the Company.

Notwithstanding any modification, discharge or extension of the Guarantied Obligations or any amendment, modification, stay or cure of Beneficiary’s rights which may occur in any bankruptcy or reorganization case or proceeding concerning the Company, whether permanent or temporary, and whether or not assented to by Beneficiary, Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Guarantied Obligations and discharge its other obligations in accordance with the terms of the Guarantied Obligations and terms of this Guaranty. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to the Company.

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SECTION 11. Governing Law.

THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED AS TO ITS VALIDITY, ENFORCEMENT, INTERPRETATION, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS BY THE STATUTES, LAWS, AND JUDICIAL DECISIONS OF THE STATE OF COLORADO, IRRESPECTIVE OF ITS CONFLICTS OF LAWS RULES.

SECTION 12. Notices.

All notices under this Guaranty shall, whether or not so stated, be in writing, and if not so in writing shall not be deemed to have been given, and be either personally delivered, sent by pre-paid one day or overnight express mail, in a securely enclosed and sealed envelope, or sent by facsimile (if receipt of same is confirmed by the sender’s facsimile equipment), to the following addresses:

(i)	If to Guarantor:

Kevin J. Sylla
22287 Mulholland Hwy, #350
Calabasas, CA 91302
Facsimile # (720) 449-7479

(ii)	If to Beneficiary:

Elliot G. Freier, trustee
1800 Avenue of the Stars #900
Los Angeles, CA 90067
Facsimile # 310-556-5255

The addresses of Beneficiary and Guarantor may be changed from time to time by written notice to the other party given in the same manner. Any notice so served upon or sent to Guarantor or Beneficiary in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder on the earlier of actual receipt or two business days following delivery to any nationally recognized overnight courier service, except that notices of changes of address shall not be effective until actual receipt.

SECTION 13. Miscellaneous.

(a) This Guaranty is intended as a final expression of this agreement of guaranty and is intended as a complete and exclusive statement of the terms of this agreement. No course of prior dealings between Guarantor and Beneficiary, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

(b) No amendment or waiver of any provisions of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

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(c) If any term, provision, covenant or condition hereof or any application thereof is held by a court of competent jurisdiction to be invalid, void or unenforceable, all other provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

(d) This Guaranty may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument. Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.

(e) Guarantor agrees to take all actions necessary to enable the Company to observe and perform, and to refrain from taking any action which would prevent the Company from observing and performing, the Guarantied Obligations.

(f) Guarantor knowingly and voluntarily waives any claim against Beneficiary (whether for damages, injunction, reformation, rescission, or otherwise) that Guarantor was fraudulently or otherwise wrongfully induced to enter into this Guaranty, or on the grounds enumerated in (or similar to) Section 1565 through 1580, and Sections 1688, 1689, 1691, 1692 and 1693, of the California Civil Code (an any similar laws applicable in any other state or jurisdiction), arising in connection with the circumstances surrounding the negotiation, execution and delivery of this Guaranty.

(g) GUARANTOR AND, BY ACCEPTANCE HEREOF, BENEFICIARY EACH HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER BENEFICIARY NOR ANY PERSON ACTING ON BEHALF OF BENEFICIARY HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF JURY TRIAL. GUARANTOR ACKNOWLEDGES THAT (i) IT BARGAINED AT ARM’S LENGTH AND IN GOOD FAITH, WITHOUT DURESS, (ii) THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS WHATEVER, (iii) THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL AND (iv) THAT IT HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL.

(h) Time is of the Essence. Time is of the essence with respect to all obligations of Guarantor herein.

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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Guaranty in favor of Beneficiary as of the date first above written.

GUARANTOR

Kevin J. Sylla

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